Filed pursuant to 497(e)

File Nos. 033-44909 and 811-06520

AMG FUNDS I

AMG Frontier Small Cap Growth Fund

Supplement dated December 18, 2015 to the

Prospectus, dated March 1, 2015, as supplemented October 19, 2015

The following information supplements and supersedes any information to the contrary relating to AMG Frontier Small Cap Growth Fund (the “Fund”), a series of AMG Funds I, contained in the Fund’s Prospectus, dated March 1, 2015, as supplemented October 19, 2015.

Effective January 1, 2016, the Fund will reopen to new investors.

Effective January 1, 2016, the Prospectus is hereby amended as follows:

With respect to the sub-section “Buying and Selling Fund Shares” in the section “Summary of the Funds” for the Fund, the first paragraph is hereby deleted in its entirety.

With respect to the sub-section “Other Important Information About the Funds and Their Investment Strategies and Risks” in the section “Additional Information About the Funds”, the heading “AMG Frontier Small Cap Growth Fund Closure” and the subsequent three paragraphs are hereby deleted in their entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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